UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2008

FORTIFIED HOLDINGS CORP.
(formerly Aegis Industries, Inc.)
(Exact name of registrant as specified in its charter)

Nevada	000-51936	98-0420577
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

125 Elm Street, New Canaan, Connecticut	06840
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 594-1686

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On February 15, 2008, Fortified Holdings Corp. (the “Company”) issued a final tranche of 5,000,000 shares of its Common Stock to designees of Thomas Keenan Ventures LLC pursuant to the terms of an Agreement and Plan of Merger of the Company, dated May 31, 2007, as modified by a Letter Agreement dated September 12, 2007. Pursuant to that Agreement and Plan of Merger and Letter Agreement, and as disclosed in the Company’s Form 8-K filed on September 19, 2007, such shares were due to be issued to Thomas Keenan Ventures LLC no later than February 15, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2008	FORTIFIED HOLDINGS CORP.

	By:	/s/ Alan Hurwitz
Name: Alan Hurwitz
Title: Chief Financial Officer